Exhibit 32.1
CERTIFICATION
     I, David R. Dowsett, Acting Chief Executive Officer of The Med-Design Corporation, a Delaware corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. Section 1350, that, to my knowledge:
     (1) The quarterly report on Form 10-Q for the period ended March 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
*     *     *
DAVID R. DOWSETT
David R. Dowsett
Acting Chief Executive Officer
Date: May 15, 2006

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